UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K


                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported):  May 2, 2006



                          KAANAPALI LAND, LLC
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)



   Delaware                   0-50273             01-0731997
----------------            ------------     --------------------
(State or other             (Commission      (I.R.S. Employer
jurisdiction of             File Number)     Identification No.)
incorporation)



         900 N. Michigan Avenue, Chicago, Illinois  60611-1575
         -----------------------------------------------------
                (Address of principal executive office)



  Registrant's telephone number, including area code:  (312) 915-1987
  -------------------------------------------------------------------



                                  N/A
     -------------------------------------------------------------
     (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]     Written communications pursuant to Rule 425 under the
           Securities Act (17 CFR 230.425)

  [  ]     Soliciting material pursuant to Rule 14a-12 under the
           Exchange Act (17 CFR 240.14a-12)

  [  ]     Pre-commencement communications pursuant to Rule 14d-2(b)
           under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]     Pre-commencement communications pursuant to Rule 13e-4(c)
           under the Exchange Act (17 CFR 240.13e-4(c))




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


ITEM 7.01.  REGULATION FD DISCLOSURE.

     On May 2, 2006, Kaanapali Land LLC sent a notice to its shareholders regarding a mini-tender offer by Sutter Capital Management, LLC and MacKenzie Patterson Fuller, L.P. A copy of the notice is attached to this current report on Form 8-K as Exhibit 99.1.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     (d)   Exhibits

           EXHIBIT
           NO.        DESCRIPTION
           -------    -----------

           99.1       Notice to Shareholders




















































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


                               SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                            KAANAPALI LAND, LLC


                                  /s/ Gailen J. Hull
                                  --------------------------------
                                  Name:   Gailen J. Hull
                                  Title:  Senior Vice President





Date:  May 3, 2006














































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


                             EXHIBIT INDEX




EXHIBIT
NO.        DESCRIPTION
-------    -----------

99.1       Notice to Shareholders dated May 2, 2006.




























































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